UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2010

AIR METHODS CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-16079	84-0915893
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

7301 South Peoria, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 792-7400

Not Applicable
(Former name or former address, if changed since last report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement

Employment Agreements

Effective as of June 1, 2010, Air Methods Corporation (the “Company”) entered into employment agreements with Edward Rupert, Senior Vice President of the Community-Based Services (“CBS”) Division, and Howard Ragsdale, Senior Vice President of Business Development, dated June 14, 2010 and June 17, 2010, respectively (together, the “Agreements”).

The terms of the Agreements are similar to the employment agreements previously entered into by other Company executives (other than Aaron D. Todd, the Company’s Chief Executive Officer) except that such Agreements do not contain tax-related “gross-up” provisions with respect to certain change of control events involving the Company.  Each Agreement is for an initial term of one-year commencing on June 1, 2010, and is thereafter subject to successive one-year extensions.  Under the terms of the Agreements, Messrs. Ragsdale and Rupert will receive an annual base salary of $210,000 and $195,000, respectively.  In addition, Messrs. Ragsdale and Rupert are eligible to receive an annual bonus and are entitled to participate in the Company’s Amended and Restated 2006 Equity Compensation Plan (the “Plan”).  Messrs. Rupert and Ragsdale will also be entitled to participate in benefit plans comparable to other executive officers of the Company.  The Agreements may be terminated by either the Company or Messrs. Ragsdale or Rupert, respectively, upon 90 days’ written notice, or immediately by the Company for cause.  In the event either Mr. Ragsdale or Mr. Rupert is terminated without cause under their respective employment agreement, such person is entitled to severance payments for twelve months following termination at an annual rate equal to his highest cash compensation during any twelve-month period of his employment.

In the event of termination resulting from a change in control of the Company, the Agreements provide that Messrs. Ragsdale and Rupert are each entitled to severance payments for 24 months following termination at an annual rate equal to such person’s respective highest cash compensation during any twelve-month period of employment. During the term of employment and for twelve months following the termination of employment, neither Messrs. Ragsdale nor Rupert may engage in any business which competes with the Company anywhere in the United States.

In addition, Mr. Rupert’s employment agreement provides for reimbursement for certain relocation expenses, including, but not limited to, reimbursement for up to $30,000 for closing costs incurred in connection with the sale of Mr. Rupert’s home.  In addition, and in connection with the appointment of Mr. Rupert to the position of Senior Vice President of the CBS Division, Mr. Rupert was granted 20,000 options pursuant to the Plan; one third (1/3) of the options will vest and become exercisable on each of June 2, 2011, June 2, 2012, and June 2, 2013. The options are exercisable at a price of $32.57.

Second Amendment to the Amended and Restated 2006 Equity Compensation Plan

As further described below under Item 5.07, on June 17, 2010, at our Annual Meeting of Stockholders (the “Annual Meeting”), our stockholders approved a Second Amendment (the “Plan Amendment”) to the Amended and Restated 2006 Equity Compensation Plan (the “Plan”) to increase the shares available for issuance from 600,000 to 1,000,000.

The descriptions of the Agreements and the Plan Amendment in this report do not purport to be complete and are qualified in their entirety by reference to the Agreements and the Plan Amendment, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this report and are incorporated herein by reference.

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At our Annual Meeting, our stockholders approved an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, $.06 par value per share, from 16,000,000 to 23,500,000.  The increase in authorized shares was effected pursuant to a Certificate of Amendment to the Certificate of Incorporation, as amended, filed with the Secretary of State of the State of Delaware on, and effective as of, June 18, 2010.  A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.07       Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 17, 2010, at the Company’s offices in Englewood, Colorado.  Of the shares of common stock issued and outstanding as of the record date, 11,654,522 shares of common stock (approximately 93%) were present or represented by proxy at the Annual Meeting.  The Company’s stockholders:

•	elected all of the directors nominated by the Company’s Board of Directors;
•	approved the proposal to amend the Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, $.06 par value per share, from 16,000,000 to 23,500,000;
•	approved an amendment to the Plan to increase the shares available for issuance under the Plan from 600,000 to 1,000,000; and
•	ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

The results of the voting on the matters submitted to the stockholders are as follows:

1. Election of George W. Belsey, C. David Kikumoto and MG Carl H. McNair, Jr. USA (Ret.) to serve on the Board of Directors of the Company until the 2013 annual meeting of stockholders and until their successors have been duly elected and qualified, or until the earlier of their respective deaths, resignations or retirement:

Name	FOR	WITHHELD	BROKER NON-VOTE
George W. Belsey	9,667,170	386,778	1,600,604
C. David Kikumoto	9,541,433	512,515	1,600,604
MG Carl H. McNair, Jr. USA (Ret.)	9,798,839	255,109	1,600,604

2.  Approval of the amendment to the Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, $.06 par value per share, from 16,000,000 to 23,500,000:

FOR	WITHHELD	ABSTAIN
9,657,172	392,668	4,108

3.  Approval of the amendment to the Plan to increase the shares available for issuance from 600,000 to 1,000,000:

FOR	WITHHELD	ABSTAIN
8,959,582	1,087,822	6,544

4.  Ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010:

FOR	WITHHELD	ABSTAIN
11,428,415	225,138	999

ITEM 9.01     Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Air Methods Corporation., dated June 18, 2010

10.1	Employment Agreement by and between Air Methods Corporation and Howard Ragsdale, dated June 17, 2010

10.2	Employment Agreement by and between Air Methods Corporation and Edward Rupert, dated June 14, 2010

10.3	Second Amendment to the Amended and Restated 2006 Equity Compensation Plan, dated June 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR METHODS CORPORATION

Date: June 18, 2010	By	/s/ Sharon J. Keck
Sharon J. Keck, Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Air Methods Corporation., dated June 18, 2010

10.1	Employment Agreement by and between Air Methods Corporation and Howard Ragsdale, dated June 17, 2010

10.2	Employment Agreement by and between Air Methods Corporation and Edward Rupert, dated June 14, 2010

10.3	Second Amendment to the Amended and Restated 2006 Equity Compensation Plan, dated June 17, 2010.